Exhibit 99.3
Corporate and
Investment Banking

Date:	June 2, 2006

To:	LIFEPOINT HOSPITALS, INC.

Attn:	Michael J. Culotta

Phone:	615-372-8512
Fax:	615-372-8581

From:	Citibank N.A., New York
Confirmations Unit
333 West 34th Street, 2nd Floor
New York, NY 10001, USA

Phone:	1-212-615-8398
Fax:	1-212-615-8985

Our ref:	M062990
Your ref:
TRANSACTION
The purpose of this letter agreement (this ‘Confirmation’) is to set forth the terms and conditions of the Transaction entered into between LIFEPOINT HOSPITALS, INC. (‘Counterparty’) and Citibank N.A., New York (‘Citibank’) on the Trade Date specified below (the ‘Transaction’).
1. The definitions and provisions contained in the 2000 ISDA Definitions (the ‘Definitions’) (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. References herein to a ‘Transaction’ shall be deemed to be references to a ‘Swap Transaction’ for the purposes of the Definitions.
If Counterparty fails to execute and deliver or to negotiate in good faith the Agreement within 90 days of the Trade Date, Citibank N.A. may give Counterparty notice that an Additional Termination Event has occurred and is continuing with respect to Counterparty, in which event Counterparty will be the only Affected Party.
This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of an ISDA Master Agreement, with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form part of, and be subject to that agreement. All provisions contained in, or incorporated by reference in, that agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to an ISDA Master Agreement (each a ‘Confirmation’) confirming transactions (each a ‘Transaction’) entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to, a single

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agreement (the Agreement) in the pre-printed form of the 1992 ISDA Master Agreement (Multicurrency Cross Border) (the ISDA Form) as if, on the Trade Date of the first such Transaction between us, we had executed a single agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law, USD as the Termination Currency, Credit Event Upon Merger, Second Method and Market Quotation as applying and basic Set-Off provision contained in Section V A. of the User’s Guide to the 1992 ISDA Master Agreements 1993 Edition published by ISDA being incorporated by reference). The Agreement shall contain such other modifications (including additional elections) to the ISDA Form (each, an Agreement Modification) as may be agreed by the parties from time to time. Any Agreement Modification may be set forth in any Confirmation (whether or not it would form part of the Schedule to the ISDA Master Agreement and notwithstanding the termination or expiry of the Transaction(s) detailed in any such Confirmation). To the extent of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for the purposes of this Transaction. To the extent of any inconsistency between any Agreement Modification and a prior Agreement Modification, the terms of the Agreement Modification set forth in the most recent Confirmation shall govern.
THIS CONFIRMATION WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE, PROVIDED THAT THIS PROVISION WILL BE SUPERSEDED BY ANY CHOICE OF LAW PROVISION IN THE MASTER AGREEMENT.
THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ALL MATTERS RELATING HERETO AND WAIVE ANY OBJECTION TO THE LAYING OF VENUE IN, AND ANY CLAIM OF INCONVENIENT FORUM WITH RESPECT TO THESE COURTS
U.S. Federal law requires Citibank to obtain, verify and record customer identification information.
2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:	June 1, 2006

Effective Date:	November 15, 2006

Termination Date:	May 15, 2011, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Rate Payer:	Counterparty

Notional Amount:	With respect to each Calculation Period, the amount set forth in Exhibit I attached hereto opposite such Calculation Period under the heading ‘Notional Amount’

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Fixed Rate Payer Payment Dates:	Each November 15, February 15, May 15 and August 15 commencing February 15, 2007 through and including the Termination Date

Fixed Rate:	5.58500 percent

Fixed Rate Day Count Fraction:	Actual/360

Business Days:	New York, London

Business Day Convention:	Modified Following

Floating Amounts

Floating Rate Payer:	Citibank

Notional Amount:	With respect to each Calculation Period, the amount set forth in Exhibit I attached hereto opposite such Calculation Period under the heading ‘Notional Amount’

Floating Rate Payer Payment Dates:	Each November 15, February 15, May 15 and August 15 commencing February 15, 2007, through and including the Termination Date

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	Three months

Spread:	None

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Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Floating Rate Payer Calculation Period

Compounding:	Inapplicable

Business Days:	New York, London

Business Day Convention:	Modified Following

Calculation Agent:	As per Master Agreement.
3. Representations:
Each party represents to the other party that:
(a) Non–Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.
(b) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.
(c) Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.
(d) Risk Management. It has entered into this Transaction for the purpose of (i) managing its borrowings or investments, (ii) hedging its underlying assets or liabilities or (iii) in connection with its line of business.
4. Account Details

Payments to Citibank in USD:	CITIBANK N.A. NEW YORK
BIC: CITIUS33
ACCT NO: 00167679

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ACCOUNT NAME: FINANCIAL FUTURES

Payments to Counterparty:	Please provide to expedite payment

BANK NAME:	Wachovia Bank
BANK ADDRESS:	Winston Salem, NC

ABA NUMBER:	053000219

ACCOUNT NAME:	LifePoint Hospitals, Inc.

ACCOUNT NUMBER:	2079900401369

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If you have any questions regarding this letter agreement, please contact the Swap Operations Department at the telephone numbers or the facsimile numbers indicated on this Confirmation.
Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Very truly yours,
Citibank N.A., New York

By:	/s/ Frank A. Licciardello

FRANK A. LICCIARDELLO
Authorized Signatory

Accepted and confirmed as of the Trade Date:

LIFEPOINT HOSPITALS, INC.

By:	/s/ Michael J. Culotta

Authorized Signatory

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EXHIBIT I–AMORTIZATION SCHEDULE
Our Reference: M062990

Calculation Period*		USD
From and including	To but excluding	Notional Amount
15 Nov 2006	15 Feb 2007	900,000,000.00
15 Feb 2007	15 May 2007	900,000,000.00
15 May 2007	15 Aug 2007	900,000,000.00
15 Aug 2007	15 Nov 2007	900,000,000.00
15 Nov 2007	15 Feb 2008	750,000,000.00
15 Feb 2008	15 May 2008	750,000,000.00
15 May 2008	15 Aug 2008	750,000,000.00
15 Aug 2008	17 Nov 2008	750,000,000.00
17 Nov 2008	17 Feb 2009	600,000,000.00
17 Feb 2009	15 May 2009	600,000,000.00
15 May 2009	17 Aug 2009	600,000,000.00
17 Aug 2009	16 Nov 2009	600,000,000.00
16 Nov 2009	16 Feb 2010	450,000,000.00
16 Feb 2010	17 May 2010	450,000,000.00
17 May 2010	16 Aug 2010	450,000,000.00
16 Aug 2010	15 Nov 2010	450,000,000.00
15 Nov 2010	15 Feb 2011	300,000,000.00
15 Feb 2011	16 May 2011	300,000,000.00

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